UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2008

Commission File Number: 0-23363

AMERICAN DENTAL PARTNERS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	04-3297858
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

American Dental Partners, Inc.

401 Edgewater Place, Suite 430

Wakefield, Massachusetts 01880

(Address of principal executive offices, including zip code)

(781) 224-0880

(781) 224-4216 (fax)

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 132-4(c) under the Exchange Act

ITEM 1.01	Entry Into a Material Definitive Agreement

American Dental Partners, Inc. (the “Company”) entered into a Definitive Settlement Agreement and related agreements effective February 29, 2008 to complete the transactions contemplated by the previously announced December 26, 2007 Settlement Agreement with PDG, P.A. (“PDG”). The Definitive Settlement Agreement and transactions contemplated thereby resolve the outstanding litigation among PDG, PDHC, Ltd. (“PDHC”), one of the Company’s Minnesota subsidiaries, and the Company in the District Court of Minnesota, Fourth Judicial District (the “PDG Litigation”). Under the terms of the Definitive Settlement Agreement and in settlement and dismissal of the PDG Litigation, the Company transferred to PDG the leases and associated tangible assets with respect to 25 of 31 Park Dental facilities and various trade names, including “Park Dental.”

The Company and PDHC entered into a Transition Services Agreement with PDG, P.A. and Dentist Specialists of Minnesota, P.A. (the “Transition Services Agreement”) effective February 29, 2008. The parties agreed that PDHC will provide interim management services to PDG for a period of up to nine months. PDG will pay PDHC a management fee of $19,000,000 regardless of whether PDG utilizes the management services of PDHC during the nine month period.

The Company also agreed to forgive outstanding accounts receivable due from PDG at December 31, 2007 of approximately $2,035,000.

On March 1, 2008, the Company issued a press release announcing the foregoing. A copy of the press release is filed herewith as exhibit 99.1.

ITEM 2.01	Completion of Acquisition or Disposition of Assets

Reference is made to the disclosure contained in this Current Report on Form 8-K, Item 1.01 Entry into a Material Definitive Agreement and such information is incorporated hereunder by this reference.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits

2.1	Definitive Settlement Agreement among American Dental Partners, Inc., PDHC, LTD., Northland Dental Partners, PLLC, PDG, P.A., and Dental Specialists of Minnesota, P.A., effective February 29, 2008.

10.1	Transition Services Agreement among PDG, P.A., Dentist Specialists of Minnesota, P.A., American Dental Partners, Inc., and PDHC, LTD., effective February 29, 2008.

10.2	Mutual Release of Claims by and among American Dental Partners, Inc., PDHC, Ltd., Northland Dental Partners, PLLC, fka James Ludke, D.D.S., PLLC, PDG, P.A., and Dental Specialists of Minnesota, P.A. effective February 29, 2008.

99.1	Press release dated March 1, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN DENTAL PARTNERS, INC.

March 5, 2008	/s/ Breht T. Feigh
Breht T. Feigh
Executive Vice President, Chief
Financial Officer and Treasurer
(principal financial officer)